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                                                                     EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-69355) pertaining to the 1998 Stock Incentive Plan of uBid, Inc. of our report dated January 22, 1999, with respect to the financial statements and schedule of uBid, Inc. included in the Annual Report (Form 10-
K) for the year ended December 31, 1998.

                                          /s/ Ernst & Young LLP

Chicago, Illinois
March 29, 1999